Exhibit 99.5

GLOBAL INFRASTRUCTURE FINANCE & DEVELOPMENT AUTHORITY, INC. TRANSFER AGREEMENT

This Global Infrastructure Finance & Development Authority, Inc. (“GIFDA) Transfer Agreement (“Agreement”) shall be by and between Global Infrastructure Finance & Development Authority, Inc., (“Transferor”), the rightful current Owner of all, currently and SEC publicly filed Master Trust Indentures and or Revenue Bonds, with a stated total value of Four Hundred and Fifty Nine Billion Five Hundred Million ($459,500,000,000,000 USD) Dollars (the “Asset”) as more fully described herein and Clearwater Premiere Perpetual Master Trust (“Transferee”), who shall receive the transferred ownership and rights of Transferor, in order to monetize and create project funding for the Asset, and Mr. Todd Owen (“Trustee”), who shall upon agreement hereto act as the Trustee of the Asset, as more fully described and agreed to, who heretofore above shall be and are herein referred to collectively as the (“Parties.”)

WHEREAS, Transferor is the rightful current Issuer and SEC recognized owner and purveyor of all, currently and SEC publicly filed Master Trust Indentures and or Revenue Bonds, with a stated total value of Four Hundred and Fifty Nine Billion Five Hundred Million ($459,500,000,000 USD) Dollars (the “Asset”); and

WHEREAS, Transferor is currently owned by two equal shareholders, Mr. Shah Mathias who owns 50% of Transferor and Mr. Todd Owen who also owns 50% of Transferor (“Shareholders”); and

WHEREAS, Transferor has come to an agreement with Transferee to transfer the ownership of GIFDA, as well as all rights with respect to all issued and currently, SEC publicly filed Master Trust Indentures and or Revenue Bonds, with a stated total value of Four Hundred and Fifty Nine Billion Five Hundred Million ($459,500,000,000 USD) Dollars, to Transferee for the agreed upon purpose of the monetization and creation of project funding for the Asset by said transfer to Transferee hereto; and

WHEREAS, Transferee is a Trust that has agreed to accept transfer of all ownership and rights of GIFDA by Transferor and has further agreed to monetize and create project funding for the Asset as per agreement with Transferor thereto; and

WHEREAS, Transferor and Transferee have further agreed to have the Trustee act as the designated and agreed to trustee of GIFDA, as well as of the Asset thereto; and

WHEREAS, Transferor is a corporation duly registered, domiciled and in good standing in the State of Pennsylvania; and

WHEREAS, Transferee is a Trust duly registered, domiciled and in good standing in the State of Wyoming; and

WHEREAS, Trustee is an individual who is a Principal of the Trust, which is duly registered, domiciled and in good standing in the State of Wyoming; and

WHEREAS, the Parties wish to engage into this Agreement and agree to abide by the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the agreements herein contained, the Parties hereby agree as follows:

1.                  The Parties to this Agreement hereby expressly agree that the above-stated pre-amble clauses shall be incorporated into this Agreement, as more fully agreed to by and between the Parties and shall be included herein and made a part hereof.

2.                  Transferor, as the rightful current Issuer and SEC recognized owner and purveyor of all, currently and SEC publicly filed Master Trust Indentures and or Revenue Bonds, with a stated total value of Four Hundred and Fifty Nine Billion Five Hundred Million ($459,500,000,000 USD) Dollars (the “Asset”), hereby expressly agrees with Transferee to Transfer ownership of GIFDA, as well as the rights to the Asset to Transferee for the agreed upon and express purpose of the monetization and creation of project funding for the Asset by Transferee, in accordance with the terms and conditions of this Agreement.

3.                  That both Transferor and Transferee hereby expressly agree that this Agreement shall be for the purposes as above-stated and as stated herein and that the disbursement of project funding for the asset shall be governed by a subsequent, separate agreement thereto.

4.                  The Parties hereby expressly agree that Transferor shall fully Transfer ownership of GIFDA, as well as the Asset to Transferee as of the Effective Date of this Agreement, with said Transfer being in lawful effect from the Effective Date hereof.

5.                  The Parties further and expressly agree that the attached Schedule “A” shall include all such Master Trust Indentures and/or Revenue Bonds to be included in this Agreement, shall be attached hereto and made apart hereof, in express accordance with the terms and conditions of this Agreement.

6.                  The Parties hereby expressly agree that Assignor and Assignee both shall engage Trustee to be the agreed upon and contractually retained Trustee of GIFDA, as well as the Asset, as per and in express accordance with the terms and conditions of this Agreement.

7.                  At such time as monetization shall occur and funds shall be both available and accessible for project funding of the Asset, Transferor and Transferee shall enter into an agreed upon Monetization & Project Funding Agreement thereto, with said agreement being in full and express accordance with the terms and conditions of this Agreement.

8.                  The Parties hereby expressly agree that in consideration for the Transfer of GIFDA, as well as the Asset by Transferor to Transferee, the Transferee shall monetize and create project funding for the Asset, with all project funds thereto shared with the Transferor as agreed upon in the Monetization & Project Funding Agreement thereto, with said agreement being in full and express accordance with the terms and conditions of this Agreement hereof.

9.               The Parties to this Agreement hereby expressly agree that any and all information disclosed by one Party to any other Party shall be considered to be Confidential Information (“Confidential Information”) thereto, which shall mean (i) all information, in any form, relating to the possible business relationship between the parties, (ii) all information in respect to the nature and value of the Asset and (iii) the safekeeping location of the Asset.

10.             The Parties to this Agreement hereby further expressly agree that any and all Confidential Information shall not be disclosed to any person or entity not a Party to this Agreement without the written and executed authorization of the Disclosing Party thereto.

11.             Each Party to this Agreement hereby expressly agrees that any disagreement of any kind that cannot be settled by and between the Parties, shall be submitted to binding arbitration in the State of Wyoming, in accordance with the rules of arbitration in the State of Wyoming and of the American Arbitration Association.

12.             This Agreement shall commence on the date of signing and execution of this Agreement by the Parties.

13.             This Agreement shall constitute the entire understanding of the Parties hereof and cannot be changed, modified and/or terminated without the express, written and mutual consent of the Parties.

14.             This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same Agreement.

15.             It is hereby agreed that both an electronically mailed (email) copy as well as a facsimile copy of this Agreement shall be valid, binding, legal and enforceable as if it were an original.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives on the respective dates set forth below.

Dated: March 29, 2022

Transferor: Global Infrastructure Finance & Development Authority, Inc.

By:	Shah Mathias
Principal

By:	Todd Owen
Principal

Transferee: Clearwater Premiere Perpetual Master Trust

By:	Todd Owen
Trustee

EXHIBIT “A”

Atlantic Energy and Utilities, Inc. Master Trust Indenture

https://www.sec.gov/Archives/edgar/data/1534155/000153415516000067/ex1021atlanicenergyandutitie.htm

HSR Passenger Services Inc. Master Trust Indenture

https://www.sec.gov/Archives/edgar/data/1534155/000153415516000067/ex1013hsrpassengerservicesin.htm

HSR Freight Line Inc. and HSR Passenger Services Inc. Master Trust Indenture

https://www.sec.gov/Archives/edgar/data/1534155/000153415516000067/ex1017hsrfreightincandhsrpas.htm

High Speed Rail Facilities Provider Inc. Master Trust Indenture

https://www.sec.gov/Archives/edgar/data/1534155/000153415516000067/ex1024highspeedrailfacilitie.htm

High Speed Rail Facilities Inc. Master Trust Indenture

https://www.sec.gov/Archives/edgar/data/1534155/000153415516000067/ex1022highspeedrailfacilitie.htm

KSJM INTERNATIONAL AIRPORT, INC. Master Trust Indenture

https://www.sec.gov/Archives/edgar/data/1534155/000153415516000067/ex1027gifdamastertrustindent.htm

HSR Freight Line Inc Master Trust Indenture

https://www.sec.gov/Archives/edgar/data/1534155/000153415516000067/ex1028gifdamastertrustindent.htm

HSR Freight Line Inc. and HSR Passenger Services Inc. Master Trust Indenture

https://www.sec.gov/Archives/edgar/data/1534155/000153415516000067/ex1023hsrfreightandpassenger.htm

Port of Ostia, Inc Master Trust Indenture

https://www.sec.gov/Archives/edgar/data/1534155/000153415516000067/ex1025gifdamastertrustindent.htm

Port of Ostia, Inc Master Trust Indenture

https://www.sec.gov/Archives/edgar/data/1534155/000153415516000068/ex1038portofostiaanncharlesi.htm

Lord chauffeurs, LTD. Master Trust Indenture

https://www.sec.gov/Archives/edgar/data/1534155/000153415516000067/ex1035gifdamastertrustindent.htm

HSR Freight Line Inc. Master Trust Indenture

https://www.sec.gov/Archives/edgar/data/1534155/000153415516000067/ex1029gifdamastertrustindent.htm

HSR Passenger Services, Inc. Master Trust Indenture

https://www.sec.gov/Archives/edgar/data/1534155/000153415516000067/ex1030gifdamastertrustindent.htm

HSR Technologies, Inc. Master Trust Indenture

https://www.sec.gov/Archives/edgar/data/1534155/000153415516000067/ex1031gifdamastertrustindent.htm

Malibu Homes, Inc. Master Trust Indenture

https://www.sec.gov/Archives/edgar/data/1534155/000153415516000067/ex1032gifdamastertrustindent.htm

HSR Freight Line Inc. and HSR Passenger Services Inc. Master Trust Indenture

https://www.sec.gov/Archives/edgar/data/1534155/000153415516000068/ex1036hsrfreightlineincandhs.htm

HSR Freight Line Inc. and HSR Passenger Services Inc. Master Trust Indenture

https://www.sec.gov/Archives/edgar/data/1534155/000153415516000068/ex1037hsrfreightlineincandhs.htm

HSR Freight Line Inc. and HSR Passenger Services Inc. Master Trust Indenture

https://www.sec.gov/Archives/edgar/data/1534155/000153415516000068/ex1037hsrfreightlineincandhs.htm

Platinum Media, Inc. Master Trust Indenture

https://www.sec.gov/Archives/edgar/data/1534155/000153415516000067/ex1033gifdamastertrustindent.htm

Port of De Claudius, Inc. Master Trust Indenture

https://www.sec.gov/Archives/edgar/data/1534155/000153415516000067/ex1034gifdamastertrustindent.htm

Portus De-Jewel Mexico Master Trust Indenture

https://www.sec.gov/Archives/edgar/data/1534155/000153415516000067/ex1026gifdamastertrustindent.htm

HSR Logistics Inc. and HSR Freight Line Inc. Master Trust Indenture

https://www.sec.gov/Archives/edgar/data/1534155/000153415516000068/ex1039hsrlogisticsincandhsrf.htm

HSR Freight Line Inc. and HSR Passenger Services Inc. MASTER TRUST INDENTURE

https://www.sec.gov/Archives/edgar/data/1534155/000153415516000068/ex1044virginiacrescentline.htm